SUBLEASE

     THIS SUBLEASE (this "Sublease") is dated as of May 31, 2000, and is made by and between AMERICAN MICROWAVE TECHNOLOGY, a California corporation
("Sublessor"), and SPECTRIAN CORPORATION, a California corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

     1. Recitals: This Sublease is made with reference to the fact that Sunrise Gold , as landlord ("Master Lessor"), and Sublessor, as tenant, entered into that certain Standard Industrial Lease (the "Master Lease") dated as of February 20, 1998, with respect to premises consisting of approximately 3,600 square feet, located at 11315 Sunrise Gold Circle, Suite I, Rancho Cordova, California (the "Premises"). A copy of the Master Lease is attached hereto as Exhibit A and incorporated by reference herein.

     2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, all of the Premises on the terms set forth herein. Sublessor represents that, as of the Commencement Date, to the best of Sublessor's knowledge: (i) the Premises and the Building will comply with all applicable laws, rules, regulations, codes, ordinances, underwriters' requirements, covenants, conditions and restrictions ("Laws"), (ii) the Premises will be in good and clean operating condition and repair, (iii) the electrical, mechanical, HVAC, plumbing, sewer, elevator and other systems serving the Premises and the Building will be in good operating condition and repair, and
(iv) the roof of the Building will be in good condition and water tight. Sublessor shall, promptly after receipt of notice from Sublessee, remedy any non-compliance with such representations at Sublessor's sole cost and expense, or cause Master Lessor to remedy any such non-compliance. Sublessee's acceptance of the Premises shall not be deemed a waiver of the above representations. Sublessee shall not be required to comply with or cause the Premises to comply with any Laws unless such compliance is necessitated solely due to Sublessee's particular use of the Premises.

     3. Term: The term (the "Term") of this Sublease shall commence on the later of (i) May 22, 2000, or (ii) (unless waived by Sublessee in writing) the date by which Sublessor has delivered possession of the Premises to Sublessee in the condition required herein, or (iii) the date on which Master Lessor's written consent to this Sublease has been obtained (the "Commencement Date"), and shall expire on March 29, 2001, (the "Expiration Date") unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. If the Commencement Date has not occurred for any reason on or before July 1, 2000, then in addition to Sublessee's other rights or remedies, Sublessee may terminate this Sublease by written notice to Sublessor, whereupon any monies previously paid by Sublessee to Sublessor shall be reimbursed to Sublessee, or, at Sublessee's election, the date Sublessee is otherwise obliged to commence payment of rent shall be delayed by one (1) day after the Commencement Date for each day that the Commencement Date is delayed beyond such date. Sublessor shall deliver possession of the Premises to Sublessee on May 22, 2000 in good, vacant, broom clean condition, and otherwise in the condition as of the date hereof.

     4. Rent:

        A. Base Rent. Sublessee shall pay to Sublessor as base rent for the Premises for each month during the Term the amount of Two Thousand Two Hundred Forty-Nine Dollars ($2,249) per month ("Base Rent"). Base Rent and any other amounts due under this Sublease shall be paid directly to Sublessor at 2570 East Cerritos Avenue, Anaheim, California 92806, Attention:______________________, or such other address as may be designated in writing by Sublessor.

        B. Additional Rent. Sublessee shall also pay to Sublessor the costs for taxes, insurance premiums and expenses for the operation, management, maintenance and repair of the Premises due under Section 4.2 of the Master Lease, which shall not exceed One Hundred Seventy-Five Dollars ($175) per month.

Sublessee shall pay such amounts as and when the same are due and payable to Master Lessor under the Master Lease. Sublessee shall be entitled to all credits, if any, given by Master Lessor to Sublessor for Sublessor's overpayment of such amounts. Notwithstanding the foregoing, Sublessee shall not be required to pay any Additional Rent or perform any obligation that is (i) fairly allocable to any period of time prior to the Commencement Date of the Sublease or following the expiration or sooner termination of the Sublease or (ii) payable as a result of a default by Sublessor of any of its obligations under the Master Lease.

        C. Rent Abatement. Sublessee shall be entitled to, and benefit from, any rental abatement granted Sublessor under the Master Lease for whatever reason to the extent that such abatement relates to the Sublease term.

        D. Prepayment of Rent. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor the sum of Two Thousand Two Hundred Forty-Nine Dollars ($2,249), which shall constitute Base Rent for the first (1st) month of the Term.

     5. Security Deposit: Prior to the Commencement Date, Sublessee shall deposit with Sublessor the sum of Two Thousand Five Hundred Dollars ($2,500) (the "Security Deposit"), in cash, as security for the performance by Sublessee of the terms and conditions of this Sublease. The Security Deposit shall be held by Sublessor in accordance with the provisions of Section 5 of the Master Lease.

     6. Indemnity:  Sublessee shall indemnify  Sublessor as set forth in Section
8.7 of the Master Lease. Notwithstanding anything to the contrary herein, Sublessor shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Sublessee from, all damages, liabilities, losses, claims, attorneys' fees, costs and expenses arising from the negligence or willful misconduct of Sublessor or its agents, contractors, licensees or invitees or a breach of Sublessor's obligations or representations under this Sublease or the Master Lease.

     7. Incorporation By Reference. Except as set forth below, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that: (a) each reference in such incorporated sections to "Lease" shall be deemed a reference to "Sublease"; (b) each reference to "Lessor" and "Lessee" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as otherwise expressly set forth herein; (c) the following provisions shall not be included: Sections 1, 3, 4.1, 10.1 (except for the first line and last sentence only), 12.5, 56, 58, 59, 65, and 67; and (d) references in the following provisions to "Lessor" shall mean "Master Lessor" only: Sections 2.2-2.6, 4.2(b), 4.2(d), 9, 10, 14, 16(c), 17, 40, 41, 52, 61, 68, Exhibit A and
C. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublessor and Sublessee, the provisions of this Sublease shall control.

     8. Sublessor's Obligations: Sublessor shall fully perform all of its obligations under the Master Lease to the extent Sublessee has not expressly agreed to perform such obligations under this Sublease. Sublessor shall not terminate the Master Lease or take any actions which could give rise to a termination of the Master Lease, amend or waive any provisions under the Master Lease or make any elections, exercise any right or remedy or give any consent or approval under the Master Lease without, in each instance, Sublessee's prior written consent. Sublessor, with respect to the obligations of Master Lessor under the Master Lease, shall use Sublessor's diligent good faith efforts to cause Master Lessor to perform such obligations for the benefit of Sublessee. Such diligent good faith efforts shall include, without limitation: (a) upon Sublessee's written request, immediately notifying Master Lessor of its nonperformance under the Master Lease, and requesting that Master Lessor perform its obligations under the Master Lease; and (b) permitting Sublessee to commence a lawsuit or other action in Sublessor's name to obtain the performance required from Master Lessor under the Master Lease; provided, however, that if Sublessee commences a lawsuit or other action, Sublessee shall pay all costs and expenses incurred in connection therewith, and Sublessee shall indemnify

Sublessor against, and hold Sublessor harmless from, all reasonable costs and expenses incurred by Sublessor in connection therewith.

     9. Quiet Enjoyment: Sublessee shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease, provided that there is not an event of default by Sublessee. In the event, however, that Sublessor defaults in the performance or observance of any of Sublessor's remaining obligations under the Master Lease or fails to perform Sublessor's stated obligations under this Sublease, then Sublessee shall give Sublessor notice specifying in what manner Sublessor has defaulted, and if such default shall not be cured by Sublessor within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30) day period, this period shall be extended for an additional reasonable time, provided that Sublessor commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then Sublessee shall be entitled to cure such default and promptly collect from Sublessor Sublessee's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs), or, at Sublessee's option, to offset such reasonable expenses against all future payments of rent due under this Sublease. Sublessee shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order.

     10. Termination of Master Lease: Without limiting any other right or remedy of Sublessee under this Sublease, if Master Lessor seeks to terminate the Master Lease because of an event of default by Sublessor under the Master Lease, Sublessor shall use its reasonable good faith efforts to maintain the Master Lease in full force and effect for the benefit of Sublessee, and Sublessor shall take all action required to reinstate the Master Lease and/or to claim and pursue any right of redemption or relief from forfeiture of the Master Lease (and as a consequence thereof any forfeiture of this Sublease) to which Sublessor may be entitled at law or in equity. To the extent that the Master Lease gives Sublessor any right to terminate the Master Lease in the event of a casualty or condemnation affecting the Premises, Sublessor shall not cancel or terminate the Master Lease without the prior written consent of Sublessee, in Sublessee's sole discretion. Sublessee shall have the right to terminate the Sublease hereunder if Sublessor has the right to terminate the Master Lease thereunder.

     11. Sublessor's Representations and Warranties: As an inducement to Sublessee to enter into this Sublease, Sublessor represents and warrants that
(a) the Master Lease is in full force and effect, and there exists under the Master Lease no default or event of default by either Master Lessor or Sublessor, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default and
(b) the copy of the Master Lease attached hereto as Exhibit A is a true, correct and complete copy of the Master Lease.

     12. Authorization to Direct Sublease Payments: Sublessee shall have the right to pay all rent and other sums owing by Sublessee to Sublessor hereunder for those items which also are owed by Sublessor to Master Lessor under the Master Lease directly to Master Lessor, provided (a) Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to Master Lessor under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee's written demand requesting such proof, or (b) Sublessee reasonably believes that Sublessor shall fail to make any payment required to be made by Sublessor to Master Lessor under the Master Lease and Sublessor fails to provide assurance of future performance in form reasonably satisfactory to Sublessee within two (2) business days after Sublessee's written demand requesting such assurance. Sublessee shall provide to Sublessor concurrently with any payment to Master Lessor reasonable evidence of such payment. Any sums paid directly by Sublessee to Master Lessor in accordance with this paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under this Sublease. In the event Sublessee tenders payment directly to Master Lessor in accordance with this paragraph and Master Lessor refuses to accept such payment,

Sublessee shall have the right to deposit such funds in an account with a national bank for the benefit of Master Lessor and Sublessor, and the deposit of said funds in such account shall discharge Sublessee's obligation under this Sublease to make the payment in question.

     13. Hazardous Materials. To the best knowledge of Sublessor, (a) no Hazardous Material is present in the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Industrial Center, and (c) no action, proceeding or claim is pending or threatened regarding the Building concerning any Hazardous Material or pursuant to any environmental Law. Under no circumstance shall Sublessee be liable for, and Sublessor shall indemnify, defend, protect and hold harmless Sublessee, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material present at any time in, on or about the Building, the Industrial Center, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any environmental Law, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Material by Sublessee or Sublessee's Parties in violation of applicable environmental Laws.

     14. Assignment of Rights: Sublessor hereby assigns to Sublessee all warranties given and indemnities made by Master Lessor to Sublessor under the Master Lease which would reduce Sublessee's obligations hereunder, and shall cooperate with Sublessee to enforce all such warranties and indemnities.

     15. Conditions Precedent: This Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon the written consent of Master Lessor in a form reasonably satisfactory to Sublessee. If Sublessor fails to obtain Master Lessor's consent within thirty (30) days after execution of this Sublease by Sublessor, then Sublessee may terminate this Sublease by giving Sublessor written notice thereof, and Sublessor shall return to Sublessee the Security Deposit and any other amounts previously paid by Sublessee.

     16. Authority to Execute: Sublessee and Sublessor each represent and warrant to the other that each person executing this Sublease on behalf of each party is duly authorized to execute and deliver this Sublease on behalf of that party.

     17. Counterparts: This Sublease may be executed in counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same document.


     IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLESSOR:                              SUBLESSEE:

AMERICAN MICROWAVE                      SPECTRIAN CORPORATION
TECHNOLOGY, INC.                        a California corporation
a California corporation

By:   /s/ Peter Manno                     By: /s/ Michael Angel
      -----------------------------           ------------------------------
Name: Peter L. Manno                    Name: Michael Angel
      -----------------------------           ------------------------------
Its:  President and CEO                  Its: CFO
      -----------------------------           ------------------------------

Address: 2570 East Cerritos Ave.        Address: 350 W. Java Drive
         Anaheim, CA 92806                       Sunnyvale, California 94089
         Attn: President and CEO                 Attn: Director of Facilities

                               CONSENT TO SUBLEASE

     Master Lessor hereby acknowledges receipt of a copy of this Sublease, and consents to the terms and conditions of this Sublease. By this consent, Master Lessor shall not be deemed in any way to have entered the Sublease or to have consented to any further assignment or sublease.

     Master Lessor further agrees that, notwithstanding anything to the contrary in the Master Lease:

          (a) Master Lessor shall deliver to Sublessee at the address set forth in the Sublease notices of any defaults under the Master Lease at the same time such notices are sent to Sublessor as set forth in the Master Lease and shall permit Sublessee to cure such defaults.

          (b) Master Lessor agrees that the waiver of subrogation in Section 8.6 of the Master Lease shall apply as between Master Lessor and Sublessee.

          (c) In the event that the Master Lease terminates prior to the expiration of the term thereof, the Sublease will not terminate but will instead continue in full force and effect as a direct lease between Master Lessor and Sublessee upon all of the terms, covenants and conditions of the Sublease.

          (d) Master Lessor hereby agrees that Sublessee may assign or sublease the Premises without Master Lessor's consent to an entity as set forth in
Section 12 of the Master Lease.

MASTER LESSOR:

CTL MANAGEMENT, INC.
A Randall Apartment Community

By:   /s/ Robert Ortega Jr.
      -----------------------------------
Name: Robert Ortega, Jr.
      -----------------------------------
Its:  Property Manger
      -----------------------------------

Address: 11285 Sunrise Gold Circle, Suite B
         Rancho Cordova, CA. 95742

                    STANDARD INDUSTRIAL LEASE--MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                [OMIT GRAPHIC]

1. Parties. This Lease, dated for reference purposes only, February 20, 1998, is made by and between SUNRISE GOLD ASSOCIATES, A California Limited Partnership (herein called "LESSOR") and AMERICAN MICROWAVE TECHNOLOGY, Inc., A California Corporation (herein called "LESSEE").

2. Premises, Parking and Common Areas.

     2.1 Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Sacramento, State of California commonly known as 11315 Sunrise Gold Circle, Suite I, Rancho Cordova, CA 95742 and described as office/warehouse space herein referred to as the "Premises", as may be outlined on a Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are portion of a building, herein referred to as the "Building". The Premises, the Building, the Common Areas the land upon which the same are located along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center"

     2.2 Vehicle Parking. Lessee shall be entitled to common vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

         2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, or parked in areas other than those designated by Lessor for such activities.

         2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.3 Common Areas -- Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.4 Common Areas -- Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.5 Common Areas -- Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.6 Common Areas -- Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

               2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3. Term.

     3.1 Term. The term of this Lease shall be for thirty six months (36) commencing on April 1 1998 and ending on March 31, 2001 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case. Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date. Lessee may at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter; cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten
(10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. Rent.

     4.1 Base Rent. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the term hereof, monthly payments in advance of $2,040.00 plus estimated Common Area Maintenance ("CAM') Charges in the amount of $159.00 per month. See also paragraph 58 for Base Rent Adjustments. Lessee shall pay Lessor upon execution hereof $8,399.00 as Base Rent for first month's rent & CAM, SEC Dep, Sign, TI contrib. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

         (a) "Lessee's Share" is defined, for purposes of this Lease, as 3.21% percent.

         (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                    (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Commons Areas lighting facilities and fences and gates:

                    (bb) Trash disposal services;

                    (cc) Tenant directories;

                    (dd) Fire detection systems including sprinkler system maintenance and repair;

                                                                   Initials: HGW
                                                                             BW

                    (ee) Security services:, management, roof repair, HVAC - maintenance

                    (ff) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."

               (ii) The cost of water, gas and electricity to service the Common Areas.

         (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same. Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

         (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payment under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $2,500.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease. Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph
4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not therefore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. Use.

     6.1 Use. The Premises shall be used and occupied only for design and manufacture of microwave power amplifiers or any other use which is reasonably comparable and for no other purpose.

     6.2 Compliance with Law.

         (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

         (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuissance or shall tend to disturb other occupants of the Industrial Center.

     6.3 Condition of Premises.

         (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee selling forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs, Alterations and Common Area Services.

     7.1 Lessor's Obligations. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employers, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2 shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2 Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

     7.2 Lessee's Obligations.

         (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessor shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand for the cost thereof. Lessee shall be responsible for all pest control services on or about the premises, i.e., ants, rodents.

         (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

         (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear expected, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease. Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

     7.3 Alterations and Additions.

         (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements,

                                                                  Initials:  HGW

                                                                             BW
additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory in Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

         (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

     7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. Insurance; Indemnity.

     8.1 Liability Insurance -- Lessee. Lessee shall, at Lessee's expenses, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Laverty Property Management and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     8.2 Liability Insurance -- Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurence.

     8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period.

     8.4 Payment of Premium Increase.

         (a) After the term of this Lease has commenced. Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

         (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         (c) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, Lessee's Share (as defined in paragraph 4.2(a)) of the amount of any increase in premiums for the insurance required under Paragraph 8.2 and 8.3 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been occupied previously, the premiums during the "Base Period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period, the parties may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period: $____________. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $500,000 procured under paragraph 8.2.

         (d) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

     8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon noticed from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense, Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9. Damage or Destruction.

     9.1 Definitions.

         (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

                                                                   Initials: HGW
                                                                             BW

         (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

         (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

         (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

         (e) "Industrial Center Building" shall mean all of the buildings on the Industrial Center site.

         (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

         (g) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8 The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

         (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

     9.2 Premises Partial Damage; Premises Building Partial Damage.

         (a) Insured Loss: Subject to the provisions of paragraph 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

         (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

         (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either
(i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.4 Damage Near End of Term.

         (a) Subject to paragraph 9.4(b), if any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5 Abatement of Rent; Lessee's Remedies.

         (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 Termination -- Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

     10.1 Payment of Tax Increase. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center; provided, however, that Lessee shall pay, in addition to rent, Lessee's Share (as defined in paragraph 4.2(a)) of the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1997-1998. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

     10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

         (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

                                                                  Initials:  HGW
                                                                             BW

12. Assignment and Subletting.

     12.1 Lessor's Content Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's Interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 Terms and conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of their terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment in the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and withstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

         (b) No sublease entered into by Lessee shall be effective unless and until has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

         (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

         (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

         (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such subelessee, and the sublessee shall have the right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. Default; Remedies.

     13.1 Default. The occurence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a) The vacating or abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such a failure shall continue for a period of three (30) days after written notice thereof form Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

         (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph
(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter dilligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. s.s. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant or Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case the Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession for the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                                                       Initials:  HGW
                                                                  BW

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state where in the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter dilligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Industrial Center. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16. Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Industrial Center, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time for such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time if of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease. Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Industrial Center and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

                                                       Initials:  HGW
                                                                  BW

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deeded terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whatsoever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30. Subordination.

     (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgage, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed or trust or ground lease, whether this Lease or such Options are dated prior to subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact, Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right thereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Industrial Center as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenencies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.


38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed an performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Industrial Center.

39. Options.

     39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any Lease that Lessee has on other property of Lessor, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor, (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Indudtrial Center or the right of option to purchase other property of Lessor or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property.

     39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4 Effect of Default on Options.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after the event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 1.31(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b);

                                                  Initials: HGW
                                                            BW

41. "Easements" Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part to said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addends containing paragraphs 47 through 66 which constitute a part of this Lease.



















LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL, NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


                    LESSOR                              LESSEE


SUNRISE GOLD ASSOCIATES, A California      AMERICAN MICROWAVE TECHNOLOGIES, A
Limited Partnership                        California Corporation

By /s/ Barry K. Williams                   By /s/ Hans Gregory Wood
   -----------------------------------        ---------------------------------
   Barry K. Williams, General Partner         Hans Gregory Wood, Vice President
                                              & Chief Financial Officer

By                                         By
   -----------------------------------        ---------------------------------

Executed on 3/3/98                         Executed on 2-26-98
            --------------------------                 ------------------------
                      (Corporate Seal)                         (Corporate Seal)

    ADDRESS FOR NOTICES AND RENT                       ADDRESS

1601 Dove Street, Suite 190                2570 East Cerritos Avenue
--------------------------------------     ------------------------------------

Newport Beach, CA  92660                   Anaheim, CA  92806
--------------------------------------     ------------------------------------


--------------------------------------     ------------------------------------


   American Industrial Real Estate Association, Los Angeles, CA (213)687-8777

47. Outside Storage. No items shall be allowed to be left outside of the building or on any of the common areas as pertains to landscaping, driveways, parking lots, fences and all sidewalks and parkways adjacent to the Premises. This includes, but is not limited to, supplies, materials, goods, pallets, dunnage and equipment. No vehicles, including boats and trailers, may be parked or stored outside the building overnight. Violation of this Paragraph shall constitute a material breach of this Lease.

48. Outside Work. No work shall be permitted on the sidewalks, roofs, streets, driveways, parking, outside roll up doors, or landscaped areas. This includes, but is not limited to, assembly, construction, mechanical work, painting, drying, layout, cleaning, or repair of goods or materials. Violation of this Paragraph shall constitute a material breach of this Lease.

49. Service Fees. Without altering Paragraph 13.1, Lessee agrees to reimburse Lessor Fifty Dollars ($50.00) each time Lessor serves Lessee a Three Day Notice to Pay Rent or Quit, an amount acknowledged as a reasonable minimum charge. Further, in addition to the remedies outlined in Paragraph 13.2, Lessee agrees to pay to Lessor Thirty Five Dollars ($35.00) each time a payment is returned by his bank for any reason, such as insufficient funds.

50. Occupancy Type. Should any governmental authority require any additional improvements, modifications, licenses and/or permits of any kind, including but not limited to, a conditional use permit due to Lessee's use and/or occupancy of the Premises, it shall be provided by Lessee, at Lessee's sole expense. It is Lessor's understanding that Lessee will not be using flammable solvents or utilizing the Premises in any way that would cause Lessee's occupancy to be considered anything other than a B-1 or B-2 type occupant.

In the event that Lessee is classified under any other occupancy type (such as an H-2 or H-3 type for example) which requires any additional improvements to the space (i.e., additional fire sprinkler drops, ventilation equipment and/or ducting, additional Sheetrock, etc.), or by Lessee's use of the Premises, increases the fire insurance premiums on the building, Lessee shall be responsible to pay for and/or provide the same.

51. Asphalt/Concrete. Lessee agrees to use only forklifts equipped with pneumatic tires in order to minimize the wear and tear on asphalt areas. Any wear and tear to the asphalt or concrete areas inside or outside of roll up door area shall be maintained and repaired at Lessee's sole cost and expense.

52. Re-keying of Locks. Lessee acknowledges that the Trade Center Associates is set up on a "Master Key" lock system. In the event Lessee desires to re-key the locks after lease execution, then Lessee shall use only Professional Lock and Safe, Fair Oaks, (916) 929-5595, to perform said locksmith service. Lessee shall have all locks keyed to Lessor's master key system and pay all costs associated herein directly to Professional Lock and Safe. Lessor shall not incur any cost related thereto. At the end of the Lease term, Lessor shall have the premises rekeyed at Lessee's expense.

53. Telephone Line Capacity. Lessee shall not be entitled to more than his proportionate share, (see paragraph 1.6(b)) for share) of the building's telephone line capacity.

54. Application of Late Payments. In the event Lessee is late on any rental payments required under the terms of this Lease, Lessor shall apply any moneys received by Lessee first to any outstanding payments due, including, but not limited to, any legal fees, court costs, late charges, CAM charges, etc. The balance of said funds shall be applied to rent.

If Lessor receives two (2) late payments, or one (1) Non-Sufficient Fund check throughout the lease term, then Lessor may elect to have all future rental payments paid by Cash, Cashier's Check or Money Order for the balance of the lease term.

55. Smoke Free Environment. Lessee acknowledges that the building, in which the premises is a part, has been designated a "smoke free environment" in accordance with Sacramento County Smoking Pollution Control Ordinance.

56. Tenant Improvements. Lessor, at Lessor's expense, shall complete the following tenant improvements prior to the commencement date:

     A. Install standard grade industrial carpet, color to be selected by Tenant (See Exhibit A)

     B. Install new VCT, color to be selected by Tenant (See Exhibit B)

     C. Paint throughout (See Exhibit C)

     D. Replace any stained ceiling tiles

     E. Modify existing layout (See Exhibit D)

     F. Clean & paint all HVAC covers

Upon lease execution Lessee shall submit to Lessor, three thousand four hundred and no/100 dollars ($3,400.00) as Lessee's contribution towards the Tenant Improvements shown above.

                                      10A
                                                                   Initials: HGW
                                                                             BW

57. Tenant Improvement Construction Specifications. Subject to Lessor's improvements per Paragraph 56, Lessee hereby accepts the premises in an "AS IS" condition. Lessee may do construction, within in the Premises, upon obtaining a building permit, submission of a plan, and written approval from Lessor. Any alterations, improvements, and additions shall be according to all appropriate governmental agencies, at Lessee's sole expense. Any Tenant Improvements shall conform to Lessor's existing standard. All alterations, improvements and additions shall become the property of Lessor at the expiration of the Lease term or earlier termination of the Lease and shall be surrendered with the Premises.

     A. Office partitions shall be metal or wood studs 2" X 4" at 16" on center covered each side with 5/8" thick drywall. Taped, light texture, and painted to match existing. All concrete walls shall be furred out.

     B. All walls shall have R-11 insulation and all ceiling shall have R-19 insulation throughout.

     C. Doors shall be 3'0" X 6'8" hollow core to match existing.

     D. Ceiling shall be a suspended T-Bar system; using 2' X 4' white acoustic tile with black grids throughout office areas.

     E. Ceiling height to be 8'0 in private offices and general office areas.

     F. Electrical and telephone outlets shall be installed in metal conduit at a minimum of one (1) pair per wall section or every 8' whichever is less. No electrical or telephone outlets shall be surface mounted on interior office/bathroom walls.

     G. Floor coverings in office areas shall be carpeted with Lessor's standard Light Gray, 4' Rubber Base shall be light gray to match.

     H. Lessee acknowledges that window and door coverings can have a major impact on how a business is perceived by customers and other visitors to surrounding businesses, therefore, Lessee agrees to the following conditions:

         1. Lessee must have Lessor's prior written approval of all window and door coverings prior to installation.

         2. Window and door coverings shall be 1" mini-blinds installed inside each individual window section; color to match existing or light beige only. no wrought iron shall be added to the exterior of the building, nor mounted into any interior or exterior window frame (mullion).

         3. Any windows installed shall be 4' wide X 3' tall (tempered glass), installed at 42" above finished floor. The opening shall be drywall and textured to match the existing drywall surfaces with a 1" black aluminum frame installed in the middle of the window opening.

         4. Office shall have a Central HVAC system. HVAC unit is to be located on roof in a location approved by Lessor.

58. Base Rent Adjustments. The minimum monthly Base Rent during the second twelve (12) months of this lease shall be two thousand one hundred forty two and no/100 dollars (2,142.00), plus Common Area Maintenance Charges ("CAM") not to exceed the amount of one hundred sixty seven and no/100 dollars ($167.00).

The minimum monthly Base Rent during the third twelve (12) months of this lease shall be two thousand two hundred forty nine and no/100 dollars ($2,249.00), plus Common Area Maintenance Charges ("CAM") not to exceed the amount of one hundred seventy five and no/100 dollars ($175.00).

59. Option to Extend. If Lessee is not in default in performing any of its obligations under the Lease, Lessee shall have and is hereby granted an option to extend the term of this Lease for one additional three year period, to begin upon the expiration of the term of this Lease upon the same terms, provisions and conditions as contained in this Lease, except the rental payable during such option period. Notice of the exercise of any options to extend shall be in writing and shall be given in the manner provided in the Lease for the giving of notices not less than three (3) months prior to the expiration of the then term in effect.

The rental to be paid by Lessee during the first twelve (12) months of the option term shall be two thousand three hundred sixty one and no/100 dollars ($2,361.00) commencing April 1, 2001 and ending March 31, 2002.


                                      10B
                                                                   Initials: HGW
                                                                             BW

The rental to be paid by Lessee during the second twelve (12) months of the option term shall be two thousand four hundred seventy nine and no/100 dollars ($2,479.00) commencing April 1, 2002 and ending March 31, 2003.

The rental to be paid by Lessee during the third twelve (12) months of the option term shall be two thousand six hundred three and no/100 dollars ($2,603.00) commencing April 1, 2003 and ending March 31, 2004.

60. Overhead Doors. Lessor warrants overhead doors to be in proper working order at the time of occupancy. Notwithstanding any warranties by the overhead door manufacturer, Lessee hereby agrees to maintain, in proper working order during the term of the lease, the overhead doors, and all associated hardware, brackets and mechanisms associated with their operation. Lessor shall have no responsibility to repair, replace or maintain the overhead doors. Lessee also warrants that said overhead doors shall be in proper working order at such time as Lessee vacates the Premises.

61.  Lessor  Partnership.   Lessor  hereby  advises  Lessee  that  Lessor  is  a
partnership (the "Partnership"). Lessee hereby agrees that, if a claim of any kind arising out of this Lease or Lessee's use or occupancy of the Premises is made by or on behalf of Lessee, Lessee will (a) look solely to the assets of the Partnership and not the assets of the partners of the Partnership, for the satisfaction of the claim and (b) not name any of the partners of the Partnership in any litigation arising out of any such claim. The word "claim" is used herein in its broadest sense and shall cover (a) assertion of damages based on any acts or omissions of Lessor or the partners of the Partnership, (b) all types of damages including, but not limited to, compensatory, consequential and exemplary (punitive) damages and (c) all nature of damages, whether to persons or property. Lessor has entered into this Lease in specific reliance on the foregoing agreements by Lessee.

62. No Warranty As To Use or Zoning. Lessee hereby acknowledges that lessor has not made any representation or warranty to Lessee with regard to the suitability of the Premises for Lessee's intended use, or the applicability of any zoning or other land use law, regulation or other restrictions which may be applicable to Lessee's intended use of the Premises.

This Lease, and Lessee's leasehold interest in the Premises, are subject to all easements and other matters of record as of the date of this Lease.

63. Hazardous Substances. Lessee agrees to comply, at Lessee's expense, with all laws and regulations (Federal, State and Local) relating to Lessee's storage or use of hazardous substances, materials, waste and toxic substances (as such are described, defined and identified in the laws and regulations regarding such substances now or in force during any portion of the Lease Term). "Compliance" includes obtaining and maintaining all required permits from the appropriate authorities.

Upon termination of this Lease, Lessee agrees, at Lessee's expense, to remove and, if necessary, transport all such material from the Premises, conforming in such removal to the requirements of the applicable laws and regulations. Lessee shall not take any remedial action (including consent decrees, settlement agreements or compromises) without giving reasonable written notice to Lessor to afford Lessor the opportunity to protect Lessor's interest. Lessee shall give Lessor prompt written notice of any enforcement activity (threatened or otherwise) by and enforcement agency; any claim for damages made against Lessee and any report to any environmental agency regarding Lessee's activities or use of these substances.

Lessee will indemnify and defend (by counsel reasonably acceptable to Lessor) Lessor, Lessor's partners, employees, agents, attorneys' and successors and assigns, and to hold them free and harmless from all claims for damages, penalties and forfeitures for Lessee's violation, or alleged, violation of any such law or regulation. Indemnification shall include the cost of any required or necessary repair, cleanup, removal, detoxification or decontamination of the Premises to completion. The acts of omissions of Lessee's agent, employees, assignees, contractors or subcontractors (of Lessee or others), whether negligent, intentional or unlawful, shall be strictly attributable to Lessee.

The provisions of this Paragraph shall survive the expiration or termination of this Lease. Lessor shall have the right to require Lessee to provide reasonable security for the performance of Lessee's obligations under this Paragraph.

64. Mezzanine Storage. The Premises consists of office and warehouse areas. The stairs and upstairs office area (the "Mezzanine") above the ground level office area, was designed and constructed by a previous tenant. Lessee has asked Lessor for it's consent to utilize the Mezzanine in connection with Lessee's use of the Premises without additional charge and Lessor has agreed to do so in reliance on the following acknowledgments and agreements by Lessee:

     A. Lessee acknowledges that Lessor has made no representation as to the suitability of the Mezzanine for any potential use thereof by Lessee.

     B. Lessee acknowledges that Lessor has made no investigation concerning the load capacity

                                      10C
                                                                   Initials: HGW
                                                                             BW
     of the Mezzanine. Lessee agrees to use discretion and care in the selection and distribution of items to be stored on the Mezzanine. Heavy loads shall not be permitted.

     C. Lessee assumes all responsibility for the use of the Mezzanine and agrees to indemnify and hold Lessor free and harmless from any and all costs, liabilities and claim, whether to persons or property, arising out of or connected with Lessee's use of the Mezzanine or the stairs to the Mezzanine.

65. First Right of First Offer. At any time during the term of this Lease, so long as Lessee is not in default under the terms and conditions thereof, and additional space in 11315 Sunrise Gold Circle should become available, adjacent to Lessee's existing space, then, and in that event, Lessor shall advise Lessee of said availability. Said notice shall contain the terms and conditions under which said space is, or will become available, at which time Lessee shall have five (5) business days within which to advise Lessor of its intent to lease said space. In the event Lessee chooses not to lease said space, the space will be made available through Lessor's marketing program and Lessee shall continue to have the same rights as any other potential tenant to lease said space.

66. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations. Paragraph 7.1 shall be modified as follows regarding the HVAC units. Lessor shall be responsible for the replacement of condensers, compressors or new HVAC units. Lessee shall be responsible for all other repair and maintenance of the units not covered by Lessor's HVAC Maintenance contract.

                                                                   Initials: HGW
                                                                             BW

                                      10D

                     SIGN CRITERIA - SUNRISE BUSINESS PARK
--------------------------------------------------------------------------------

This Sign Criteria has been established for the mutual benefit of all Lessees and to maintain a professional business complex appearance. Compliance will be strictly enforced. Any non-conforming or unapproved signs must be brought into conformance with this Criteria, at the Lessee's expense.

1. All costs incurred in the making, installation and removal of Lessee's initial sign lettering shall be at Lessee's expense, which is currently $300, and which shall be due upon execution of this Lease.

2. As outlined in Paragraph 34, sign dimensions, color, location and design shall be determined by Lessor and may be changed at any time at the discretion and sole cost of Lessor. Lessee shall be responsible only for the initial cost of installing sign and any cost of alterations initiated by Lessee.

3. Any damage caused to the sign will be repaired by Lessee. If Lessee refuses to make repairs upon notice by Lessor, Lessor may make repairs and change Lessee the cost, in accordance with Paragraph 13.1.c.

4.   The sign canister and sign blank shall remain the property of Lessor.

5. Except as provided herein, no advertising placards, banners, pennants, names, insignias or trademarks or other descriptive material, nor any security insignias or decals, shall be affixed or maintained upon the glass panes or exterior walls or doors of the building or in the landscaped areas, or affixed to automobiles, trucks or trailers in the parking areas. This restriction does not apply to magnetic or painted identification signs placed on company or private vehicles for use in the normal course of business.


                     --------------------------------------

                         AMERICAN MICROWAVE TECHNOLOGY

                     --------------------------------------


                                   EXHIBIT A

                                                                   Initials: HGW
                                                                             BW

                               [GRAPHIC OMITTED]




                                   EXHIBIT B

                                                                   Initials: HGW
                                                                             BW

                             RULES AND REGULATIONS
                       (SUPPLEMENTAL TO LEASE PROVISIONS)

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor. Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

2. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor. Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises as determined by Lessor; provided, however, that Lessor may furnish and install a Building Standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cause or otherwise sunscreen any window.

3.   To keep common area maintenance  charges ("CAM") to a minimum,  there is no
     window  washing  service   provided.   It  is,   therefore,   the  Tenant's
     responsibility to keep windows clean, both inside and out.

4. The sidewalks, exits, entrances, and driveways shall not be obstructed by any of the Lessees, or used by them for any purpose other than for ingress and egress from their respective Premises. No work related to the Tenant's business shall be performed outside of Tenant's space. Do not park cars or dumpsters in these areas. Automobiles illegally parked will be towed at the Owner of the vehicle's sole cost and expense.

5. Lessee shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises. Should you need to rekey, please call the management.

6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee, who, or whose employees or invitees shall have caused it.

7.   Lessee shall not in any way deface the Premises or any part thereof.

8. Lessee shall not use; keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds to brought in or kept in or about the Premises of the Building.

9. Lessee shall not use or keep in the Premises or Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor.

10. Lessor reserves the right to exclude or expel from the Premises any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

11. Lessor shall have the right, exercisable without notice and without liability to Lessor to change the name and street address of the Building of which the Premises are a part.

12. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

13. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

14. Dumpsters are available for Lessee's office-related garbage, and are not be used for Lessee's business related garbage, i.e., a landscaper may not use the dumpster to dispose of lawn and grass clippings generated by his business. All garbage and refuse, generated by Lessee's office use, shall be placed by Lessee in containers or dumpsters. To keep the dumpster areas clean, all cardboard boxes must be broken down and placed inside the dumpster with the lids closed. If the dumpster is full, management should be notified. Do not leave anything outside of the dumpster. All tenants are expected to assist in keeping the dumpster areas clean.

15. No aerial, satellite dish or antenna shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without, in each instance, the written consent of Lessor first being obtained. Any aerial or antenna so installed without such written consent shall be subject to removal by lessor at any time without notice.

16. No loud speakers, television, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of Lessor.

17. The outside areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by Lessee, to the satisfaction of the Lessor, and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed including, without limitation, the storage of motor vehicles, trucks, boats, trailers, pallets, drums, or equipment of any kind or nature, without the prior written consent of Lessor.

18. Lessee shall use, at Lessee's cost, such pest extermination contractor as Lessor may direct and at such intervals as Lessor may require.

19. Lessee shall not burn any trash or garbage of any kind in or about the Leased Premises or the Project.

20. No residential uses, including, without limiting the generality of the foregoing, residing, sleeping or cooking are permitted on the premises or anywhere on the Project.

21. No animals of any type, including, without limiting the generality of the foregoing, pets, guard dogs, exotic animals, reptiles or birds, are permitted on the Premises or anywhere on the Project.

22. As a courtesy to your neighbors who wish to leave the parking spaces directly in front of their premises open for their customers, we ask that you and your employees use only those parking areas that are directly in front of your own space. Should you need additional parking there is always plenty of additional parking behind the buildings.

                                  EXHIBIT C-1
                                                                   Initials: HGW
                                                                             BW

Sunrise Gold Business Park


                                 EXISTING LAYOUT



                             MAP OF EXISTING LAYOUT





                       11315 Sunrise Gold Circle Suite I





                                   EXHIBIT D
                                                                   Initials: HGW
                                                                             BW

                                                                  EXHIBIT A

                                                              TENANT IMPROVEMENT


Sunrise Gold Business Park




                               MAP OF NEW CARPET




                       11315 Sunrise Gold Circle Suite I

                                                                   Initials: HGW
                                                                             BW

                                                                  EXHIBIT B

                                                              TENANT IMPROVEMENT


Sunrise Gold Business Park




                             MAP OF NEW VCT FLOORING



                       11315 Sunrise Gold Circle Suite I

                                                                   Initials: HGW
                                                                             BW

                                                                  EXHIBIT C

                                                              TENANT IMPROVEMENT


Sunrise Gold Business Park




                                MAP OF NEW PAINT



                       11315 Sunrise Gold Circle Suite I

                                                                   Initials: HGW
                                                                             BW

                                                                  EXHIBIT D

                                                              TENANT IMPROVEMENT


Sunrise Gold Business Park




                             MAP OF PROPOSED LAYOUT



                       11315 Sunrise Gold Circle Suite I

                                                                   Initials: HGW
                                                                             BW